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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: May 23, 2000

                        THE CHARLES SCHWAB CORPORATION
            (Exact name of registrant as specified in its charter)

         Delaware                   1-9700               94-3025021
----------------------------      ------------     ----------------------
(State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation)            File Number)     Identification Number)

                               120 Kearny Street
                        San Francisco, California 94104
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                   (Address of principal executive offices)

                                (415) 627-7000
                                --------------
                        (Registrant's telephone number,
                             including area code)


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     Item 5. Other Events. Attached hereto and incorporated herein by reference
             ------------
are (i) Distribution Agreement, dated May 19, 2000 by and among The Charles Schwab Corporation (the "Company"), Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co., Credit Suisse First Boston Corporation, and Charles Schwab & Co., Inc., relating to the issuance and sale from time to time by the Company of up to $750,000,000 aggregate public offering price of such Medium Term Notes pursuant to Registration Statement No. 333-36410 (the "Offering"); and (ii) forms of Senior and Senior Subordinated Medium-Term Notes, Series A, relating to the Offering.

     Item 7(c).  Exhibits
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          1.3  Distribution Agreement, dated May 19, 2000.

          4.5  Form of Senior Medium-Term Note, Series A (Fixed Rate).

          4.6  Form of Senior Medium-Term Note, Series A (Floating Rate).

          4.7  Form of Senior Subordinated Medium-Term Note, Series A (Fixed
          Rate).

          4.8  Form of Senior Subordinated Medium-Term Note, Series A (Floating
          Rate).

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                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 23, 2000                      THE CHARLES SCHWAB CORPORATION

                                         By: /s/ Christopher V. Dodds
                                            ----------------------------
                                         Name: Christopher V. Dodds
                                         Title: Executive Vice President and
                                                Chief Financial Officer